UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-21955
Stewart Capital Mutual Funds
800 Philadelphia Street
Indiana, PA 15701

 (Address of principal executive offices)

Malcolm Polley
Stewart Capital Advisors LLC
800 Philadelphia Street
Indiana, PA 15701

(Name and address of agent for service)

Registrant's telephone number, including area code: (724) 465-1443

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1.  Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Stewart Capital

Mid Cap Fund

SEMI-ANNUAL REPORT 6•30•10

Table of Contents

Letter to Shareholders	1
Expense Example	5
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Additional Information	20

Investment Products Offered

Are Not FDIC Insured | You May Lose Money | Are Not Bank Guaranteed

1

Dear Fellow Shareholder,

I once worked for an organization that seemingly underwent serial restructuring. It got to the point that employees jokingly said that the company motto was, “the beatings will continue until morale improves.” It appears as if the markets and the economy have taken to using the same motto. Indeed, for the first time since I started in the business, investors are saying, “I don’t care that the long-term return in stocks is better than other alternatives. I don’t care that there seem to be lots of opportunities in stocks or that they look relatively cheap, I want out and I don’t want to get back in.” As odd as it may seem, it can be a good thing when individual investors do not want to own stocks. Historically, that has meant that pricing, at worst, is attractive (for those buying) and, at best, is irrationally low.

I said, in my last annual letter, that the volatility experienced over the past couple of years could likely continue until a new (upward) trend is established. That is what appears to be happening. The crisis du jour is now sovereign debt (the prior crisis – commercial real estate, and the crisis that started it all – residential real estate).  While I would not be one to pooh-pooh the current crisis, it is smaller than the previous crisis. Similar to the effect created when dropping a stone into tranquil water, the initial ripples are large, but get successively smaller until the water regains its calmness. I believe that is what we are experiencing now – the ripples before the calm.

Market Overview

We expected market volatility, and that is what took place. The equity markets started out of the gate fairly strong in 2010. Unfortunately, it did not last, as the initial peak was just three weeks into the new year and a slide began that would bottom out on February 8. From that point, equity markets went on a tear, posting double-digit returns from February’s bottom, only to have the latest crisis break with the fear that Greece would default on its debt. The markets then went into a tailspin that had not ended as the quarter came to a close.

I still do not believe that the current economic expansion (yes, the economy is expanding) is a normal one (one that is consumer-driven). There are simply too many headwinds facing consumer spending (stagnant income, higher taxes, higher health insurance costs, higher savings rate, no access to credit, etc.) to expect the consumer to lead a robust recovery. Even though European sovereign debt and banking troubles are carrying the headlines, consumer spending (or lack thereof) shows no sign of strength absent government incentives (i.e., first time home buyers credit, cash for clunkers, etc.). This will make it difficult for the economy to provide second half follow-through to the expectations set by fourth quarter 2009 and first quarter 2010 results.

Mid-cap stocks had a bad second quarter (but better than other market capitalization alternatives), as the S&P MidCap 400 Index lost -9.59% (with dividends reinvested), beating the S&P 500 Index (down -11.43%) and the Russell 2000® Index (down -9.92%). The comparisons for the year-to-date are similar, with the S&P MidCap 400 declining -1.36%, besting the S&P 500 (down -6.65%) and edging the Russell 2000 (down -1.95%).

Health care (up 6.07%) and materials (up 1.41%) provided leadership for the year-to-date, but the biggest turnaround (negative) was consumer discretionary (the best sector through first quarter 2010 up 13.65%) which ended the year-to-date period down -1.07%. (Consumer staples and consumer discretionary were the worst two sectors in the second calendar quarter at down -13.95% and down -12.95%, respectively.)1

1 source: www.standardandpoors.com/indices/sp-midcap-400

2

Fund Performance

The Stewart Capital Mid Cap Fund returned -3.53% for the six months ended June 30, 2010, underperforming its benchmarks, the S&P MidCap 400 Index and the Russell Midcap® Value Index, which returned -1.36% and -0.88%, respectively.

Having very limited exposure to consumer discretionary stocks hurt the Fund during the first quarter. While consumer discretionary was one of the worst performing sectors in the second quarter, we have not completely been able to make up the difference.

During the first half of 2010, we were not nearly as active within the portfolio as we were during 2009. We exited three positions during the first half of the year, but none of them involuntarily. All three companies showed nice gains relative to their initial purchase price, yet we could no longer justify holding them at the price the market was willing to pay.

Sociedad Quimica y Minera de Chile (NYSE: SQM - up 185% since first added to the Fund, with dividends reinvested) was sold primarily because we couldn’t get close to the market value using, what we believed to be, reasonable assumptions. Further, we expect the government of Chile to remove lithium’s status as a strategic resource, allowing foreign companies to compete with SQM for the lithium deposits in the Salar de Atacama (Atacama Salt Brines). We had held SQM since the first quarter of 2007.

This is the second time in as many chairman’s letters that I have mentioned WebMD. In the annual letter, it was to let you know that WebMD had acquired HLTH Corp (not an unhappy occurrence). This time, it is to let you know that we sold the position because its price had risen to the point that we could no longer justify its continued holding. Since our original purchase in late January 2009, the stock had risen 123%.

Akamai Technology (AKAM) is a particularly good story. We purchased the shares of AKAM in early September of last year, only to have the stock more than double (up 153%). While we were hoping for some kind of price increase, we never expect a stock to run that far that fast. As a result, we sold the position in mid-June. While we attempt to minimize short-term gain recognition (and its higher tax rates), we prefer selling a position if we can’t justify the market price over holding it and risk losing some of that hard won gain. I like to keep an old trading adage at the forefront of my mind. “Bulls make money, bears make money, but pigs get slaughtered.”

Joining our merry band of investment partners are two new names: Triumph Group, Inc. (no, they do not make motorcycles) and Syniverse Holdings. Triumph Group, Inc. is a Pennsylvania-based company engaged in the distribution, design, maintenance and repair of aircraft components. While we are not keen on the airline industry, we do like some of the service providers to the aerospace industry. The company has a well-diversified portfolio of products and services that should benefit from and participate in the industry’s continued consolidation of suppliers.

Syniverse Holdings is a way to invest in continued expansion and growth of the global wireless business. The company solves operational and technical challenges for the wireless industry by translating incompatible communications standards and protocols and simplifying operator interconnectivity. (Did you get that?) On a less geeky level, they allow all kinds of phones and systems to “talk” to each other.

3

While I’d like to forget the investments that turn out to be disappointments, they do provide a good learning experience. A case in point is General Maritime (GMR), a holding since the Fund’s inception. Our thesis for purchasing the stock was sound: the number of ocean-going oil tankers was limited, and supply (even though there was a strong new build order book) was going to be further constrained by the removal of single-hulled tankers from service by 2011. General Maritime was in great financial shape as it had a relatively new fleet of double-hulled tankers with no debt (the result of selling its single-hulled vessels). Further strengthening our view was the fact that most tanker companies were selling below the value of their fleet (General Maritime was no exception). In order to stave off a potential hostile takeover offer, GMR engaged in a recapitalization by taking on a significant amount of debt and paying shareholders a special, one-time dividend in December 2008. While we praised the decision, in hindsight it was exactly the wrong time to take on such debt as the company paid far higher rates and drastically reduced its financial flexibility. The lack of flexibility cost GMR and we do not see the situation improving. The company has issued equity to buy new tankers and does not seem to have the best interests of its shareholders at heart. With disappointing returns in 2009 and thus far in 2010, and no prospect for improvement, we exited the position in mid-July suffering a decline of just over 10% (with dividends reinvested) this year, and a nearly 50% decline from January 2009 to the day we exited the position. It was a good learning experience.

I am sure that there will be some stocks I’ll mention in the 2010 annual letter that I would wish we had not held, but that is usually the case. No one is able to pick stocks that only go up, but we will strive to do the best we can.

Strategy Overview

Going forward, we continue to see lots of opportunities and pitfalls. I continue to believe that the volatility we have experienced during the first half of the year will continue (at least) through year-end. I also believe that the equity markets will finish 2010 on an up note, providing mid single-digit returns for the calendar year. The big unknown will be the tax rate on capital gains and dividends for 2011. Will it be the 20% rate that the Obama Administration seems to be okay with, the higher 39.6% rate (on dividends) that Congressional Democrats want or some other rate? We don’t know, we only know that it will be higher.

To that extent, I would expect some pressure on the equity markets toward year end as investors sell holdings with capital gains in order to take advantage of the current 15% tax rate. How much pressure we see will be ultimately decided by where the tax rate ends.

We are not changing our strategy in any noticeable way. On a long-term basis, we continue to like the same sectors outlined in the annual letter (emerging economies, basic materials, technology and certain health care names). That said, we might be constrained by market prices. In other words, we may end up selling names from sectors we like because the stock price has reached a level we can no longer justify, but may not be able to find a stock to replace it with at a price that makes sense. Clear as mud?

Our focus is, has, and will remain on opportunities that the market is giving us – without regard as to the industry or sector. That may (and has) caused us to have fairly concentrated positions within industries and/or sectors.  It may also (usually does) mean that we are invested in sectors that are currently out of favor. Never fear, I have learned over my 23 years in this business, that being out of favor often means being mis-priced. I believe being mis-priced nearly always means opportunity.

4

Focusing on opportunities the market is giving us may also mean thinking “outside the box” so to speak. This year, that has meant looking at merger arbitrage opportunities in cash only merger deals. The next six months (or six weeks) could mean something entirely different. What we like about volatility is that it creates uncertainty, and uncertainty creates inefficiencies, and inefficiencies create opportunities. As I have said repeatedly (and will say again) over the long-term, a company’s stock price tends to reflect the value of the underlying business. We will continue to focus on business value when making investment decisions.

We continue to allow cash to float between 5%-10%. While we do not like the returns on money market assets, the cash gives us plenty of dry powder to pursue opportunities as they appear. It also provides at least a little bit of a cushion for what we believe will be a volatile year.

We would like to thank you for your continued support. As always, we will strive to meet your investment needs and look forward to a long and fruitful relationship. We would encourage you to listen to our quarterly webcasts at stewartcap.com. Should you have any questions, we would be happy to hear from you. You may reach us at 877.420.4440 or at stewartcap@UMB.com.

Sincerely,

Malcolm E. Polley, CFA
President and Chairman of the Board of Trustees
Stewart Capital Mutual Funds

July 2010

The views and opinions in this report were current as of June 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the Adviser reserves the right to change its views about individual stocks, sectors, and the markets at any time.  As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Fund portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Adviser or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this report. Please see the prospectus for a discussion of the risks related to investing in the Fund.

5

Expense Example  For the six months ended June 30, 2010 (Unaudited)

As a shareholder of the Stewart Capital Mid Cap Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee charged by intermediary. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs or costs associated with investing through a financial intermediary were included, your costs would have been higher.

Stewart Capital Mid Cap Fund
	Beginning account value 1/1/10	Ending account value 6/30/10	Expenses paid during period 1/1/10-6/30/10 [1]
Actual	$1,000.00	$964.70	$7.31
Hypothetical (5% return before expenses)	1,000.00	1,017.60	7.50

1	Expenses are equal to the Fund’s annualized expense ratio (1.50%), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the one-half year period).

6

Stewart Capital Mid Cap Fund
Schedule of Investments June 30, 2010

Common Stocks 87.5%	Shares	Value
Banks 1.6%
Northwest Bancshares, Inc.	27,742	$318,201
		318,201
Capital Goods 13.3%
Cummins, Inc.	7,987	520,193
EMCOR Group, Inc. *	33,696	780,737
McDermott International, Inc. *	23,267	503,963
Triumph Group, Inc.	12,884	858,461
		2,663,354
Consumer Services 3.1%
Matthews International Corp.	21,231	621,644
		621,644
Diversified Financials 2.3%
Federated Investors, Inc.	22,425	464,422
		464,422
Energy 8.6%
CARBO Ceramics, Inc.	7,043	508,434
Enerplus Resources Fund	21,874	471,822
General Maritime Corp.	123,481	745,825
		1,726,081
Food & Staples Retailing 3.2%
Weis Markets, Inc.	19,437	639,671
		639,671
Food, Beverage & Tobacco 4.3%
J.M. Smucker Co. (The)	14,385	866,265
		866,265
Health Care Equipment & Services 7.1%
C.R. Bard, Inc.	6,143	476,267
Catalyst Health Solutions, Inc. *	13,165	454,192
Varian Medical Systems, Inc. *	9,376	490,177
		1,420,636

7

Schedule of Investments (continued)

Common Stocks (continued)	Shares	Value
Materials 12.9%
CF Industries Holdings, Inc.	11,040	$700,488
FMC Corp.	11,223	644,537
Southern Copper Corp.	28,513	756,735
Thompson Creek Metals Co., Inc*	54,424	472,400
		2,574,160
Media 3.1%
Meredith Corp.	19,704	613,385
		613,385
Pharmaceuticals, Biotechnology & Life Sciences 2.7%
Perrigo Co.	9,024	533,048
		533,048
Software & Services 4.7%
Micros Systems, Inc. *	20,574	655,694
Net 1 UEPS Technologies, Inc. *	21,018	281,851
		937,545
Technology Hardware & Equipment 7.1%
Flextronics International Ltd. *	125,826	704,626
Western Digital Corp. *	23,745	716,149
		1,420,775
Telecommunication Services 2.8%
Syniverse Holdings, Inc. *	27,253	557,324
		557,324
Transportation 4.2%
Kirby Corp. *	21,995	841,309
		841,309
Utilities 6.5%
Nicor, Inc.	12,165	492,682
Oneok, Inc.	18,451	798,006
		1,290,688

Total Common Stocks (Cost $16,877,355)		$17,488,508

See Notes to Financial Statements.

8

Schedule of Investments (continued)

Convertible Bond 2.1%	Shares or Principal Amount	Value
Insurance 2.1%
Old Republic International Corp., 8.00%, 5/15/2012		$415,625
Total Convertible Bond(Cost $371,742)		415,625

LIMITED PARTNERSHIP INTEREST 4.1%
Materials 4.1%
Terra Nitrogen Co. LP	11,888	809,692
Total Limited Partnership Interest (Cost $1,077,120)		809,692

SHORT TERM INVESTMENT 6.6%
Federated Prime Obligations Fund, 0.22% **	1,318,271	1,318,271
Total Short Term Investment (Cost $1,318,271)		1,318,271

Total Investments 100.3% (Cost $19,644,488)		20,032,096
Liabilities less Other Assets (0.3)%		(53,980)
Net Assets 100.0%		$19,978,116

*	Non-income producing.
**	Represents 7-day effective yield as of June 30, 2010.

See Notes to Financial Statements.

9

Sector Breakdown June 30, 2010 (Unaudited)
(based on total investments)

10

Statement of Assets and Liabilities Period Ended 6/30/10 (Unaudited)

Assets:
Investments at value (cost $19,644,488)	$20,032,096
Receivable for fund shares sold	473
Dividends and interest receivable	10,748
Due from Adviser	2,410
Prepaid expenses	27,064
Total assets	20,072,791

Liabilities:
Payable for fund shares redeemed	32,991
Accrued audit fees	6,357
Accrued legal fees	11,460
Accrued administration expense	4,520
Accrued shareholder servicing fees	6,988
Accrued 12b-1 fees	13,525
Accrued custodian expense	3,089
Accrued printing expense	15,422
Other payables	323
Total liabilities	94,675
Net Assets	$19,978,116

Net Assets Consist of:
Capital stock	$21,051,018
Undistributed net investment income	7,312
Accumulated net realized losses	(1,467,822)
Net unrealized appreciation on investments	387,608
Total net Assets	$19,978,116

The Pricing of Shares:
Net asset value and price per share	$8.93
($19,978,116 divided by 2,236,927 shares outstanding,
no par value, unlimited shares authorized)

Offering price per share	$9.33	(1)

(1)	Computation of offering price per share 100/95.75 of net asset value
See Notes to Financial Statements.

11

Statement of Operations Period Ended 6/30/10 (Unaudited)

Investment Income:
Dividend income	$188,400 (1)
Interest income	9,100
Total Investment Income	197,500

Expenses:
Investment advisory fees (See Note 4)	74,057
Professional fees	33,826
Administration and accounting fees (See Note 5)	27,273
Distribution and/or servicing fees (See Note 4)	26,449
Shareholder servicing fees	23,032
Federal and state registration fees	12,634
Trustees’ fees and expenses	11,901
CCO fees	11,901
Reports to shareholders	10,463
Custody fees	10,219
Insurance expense	8,343
Miscellaneous costs	3,667
Total expenses before reimbursements	253,765
Expense waivers and reimbursements (See Note 4)	(95,071)
Net expenses	158,694
Net investment income	38,806

Realized and Unrealized Gain/Loss on investments:
Net realized gain on investments	1,661,629
Change in unrealized appreciation/depreciation on investments	(2,437,852)
Net realized & unrealized loss on investments	(776,223)
Net Decrease in Net Assets Resulting From Operations	$(737,417)

(1)	Net of $3,545 in foreign withholding taxes
See Notes to Financial Statements.

12

Statements of Changes in Net Assets

	Period Ended
Operations:	6/30/10 (Unaudited)	Year ended 12/31/09
Net investment income	$38,806	$78,955
Net realized loss on investments	1,661,629	(1,151,734)
Change in unrealized appreciation (depreciation) on investments	(2,437,852)	5,087,233
Net increase (decrease) in net assets resulting from operations	(737,417)	4,014,454

Distributions Paid From:
Net investment income	(31,494)	—
Return of Capital	—	(37,693)
Total distributions	(31,494)	(37,693)

Capital Share transactions:
Proceeds from shares sold	1,711,026	10,711,167
Proceeds from reinvestment of distributions	5,734	3,568
	1,716,760	10,714,735

Payments for shares redeemed	(1,199,979)	(1,106,519)
Net increase	516,781	9,608,216

Total Increase (Decrease) in Net Assets	(252,130)	13,584,977

Net Assets:
Beginning of period	20,230,246	6,645,269

End of period (including undistributed net investment income of$7,312 and $0, respectively)	$19,978,116	$20,230,246

Transactions in Shares:
Shares sold	178,559	1,281,757
Issued in reinvestment of distributions	600	507
Shares redeemed	(125,239)	(139,751)
Net increase	53,920	1,142,513

See Notes to Financial Statements.

13

Financial Highlights

For a Fund share outstanding throughout each period	Period Ended 6/30/10 (Unaudited)	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/07
Net asset value, beginning of period	$9.27	$6.39	$9.94	$10.00
Income from investment operations:
Net investment income	0.01	0.05	0.15	0.20
Net realized and unrealized gain/(loss) on investments	(0.34)	2.86	(3.52)	(0.05)
Total from investment operations	(0.33)	2.91	(3.37)	0.15
Less distributions:
From net investment income	(0.01)	(0.03)	(0.18)	(0.21)
Total distributions	(0.01)	(0.03)	(0.18)	(0.21)
Net asset value, end of period	$8.93	$9.27	$6.39	$9.94
Total Return	(3.53)%	45.75%	(34.34)%	1.46%
Supplemental data and ratios:
Net assets, end of period (000s)	$19,978	$20,230	$6,645	$10,189
Ratio of net expenses to average net assets	1.50%*	1.50%	1.50%	1.50%
Ratio of expenses before waivers to average net assets	2.40%*	3.67%	6.68%	7.82%
Ratio of net investment income to average net assets	0.37%*	0.69%	1.71%	1.41%
Ratio of net investment income/(loss)
before waivers to average net assets	(0.53)%*	(1.48)%	(3.47)%	(4.91)%
Portfolio turnover rate	47.95%	43.00%	58.86%	65.37%

* Annualized.
See Notes to Financial Statements.

14

Notes to Financial Statements June 30, 2010

1. Organization

Stewart Capital Mutual Funds (the “Trust”) was organized on September 22, 2006 as a Delaware business trust and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end investment management company. The Trust currently consists of one investment portfolio: Stewart Capital Mid Cap Fund (the “Fund”). Stewart Capital Advisors, LLC (the “Adviser”) is the Fund’s investment adviser. The Fund commenced investment operations at the close of business December 29, 2006. Prior to December 29, 2006, the only activity was the seed capital investment of $100,000 by the Adviser to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in accordance with accounting policies generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation n In determining the NAV of the Fund’s shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively, “Nasdaq-traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the average of the current bid and asked prices on such exchanges. Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the OTC market. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which there are no readily available market quotations will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees. The fair value of a security is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its net asset value per share.

GAAP establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

15

•
Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of 6/30/2010:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$17,488,508	$—	$—	$17,488,508
Convertible Bond	—	415,625	—	415,625
Limited Partnership Interests	809,692	—	—	809,692
Short Term Investment	1,318,271	—	—	1,318,271
Total	$19,616,471	$415,625	$—	$20,032,096

The Fund did not have any significant transfers in to and out of Levels 1 and 2 or hold any Level 3 securities during the period ended June 30, 2010.

Federal Income taxes ▪ It is the Fund’s policy to continue to meet the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

GAAP requires management of the Fund to make an evaluation of the Fund’s disclosures and the tax effects of certain income tax positions, whether on previously filed tax returns or those expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits, they would have a more than 50 percent likelihood of being sustained upon examination in order to avoid an accrual of an income tax expense. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

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GAAP requires management of the Fund to analyze all open tax years, as defined by statute of limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Fund include Federal, Delaware and Pennsylvania. The Fund’s Federal tax returns filed in the three-year period ended December 31, 2009, remain subject to examination by the Internal Revenue Service. The Fund has no examinations in progress and none are expected at this time.

Management of the Fund has reviewed all open tax years and major jurisdictions and has determined there is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in the future tax returns. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Securities transactions and Investment Income ▪ Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income and amortization are recognized daily on an accrual basis. Return of capital distributions from investments will decrease the cost of the relevant investment security and thus may impact unrealized appreciation or depreciation of the investment security.

Distributions to Shareholders ▪ Dividends from net investment income are generally declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with Federal income tax regulations and are recorded on the ex-dividend date. The tax character of distributions made during the year from net investment income or net realized gain may differ from those determined for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

3. Investment transactions

Purchases and sales of securities for the Fund, excluding short-term investments, for the period ended June 30, 2010 were $9,431,127 and $9,415,475, respectively.

4. Investment Advisory Agreement and Distribution Plan

The Fund has entered into an Investment Advisory Agreement with the Adviser. The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.70% for the services provided by the Adviser. The Adviser has contractually agreed to limit the annual operating expenses of the Fund to 1.50% through April 30, 2011, subject to later reimbursement by the Fund in certain circumstances (the “Expense Limitation Agreement”). The Expense Limitation Agreement renews automatically for successive one-year periods, subject to approval by the Fund’s Board of Trustees. During the period ended June 30, 2010, the Adviser waived investment advisory fees for the Fund of $74,057 and reimbursed $21,014 of other expenses under the Expense Limitation Agreement. While the Expense

17

Limitation Agreement is in effect, the Adviser is entitled to recoup from the Fund amounts waived or reimbursed for a period of up to three years from the date such amounts were waived or reimbursed, provided the Fund’s expenses, including such recouped amounts, do not exceed the stated expense limitations. During the period ended June 30, 2010, the Adviser did not recoup any expenses. At June 30, 2010, $404,406 is subject to recoupment through December 31, 2010, $470,487 through December 31, 2011, $248,699 through December 31, 2012 and an additional $95,071 through June 30, 2013 to the extent the Expense Limitation Agreement is still in effect. In addition, under the Expense Limitation Agreement, the Adviser is entitled to recoup from the Fund certain expenses associated with the organization of the Trust until all such expenses have been reimbursed, provided the Fund’s expenses, including the recouped waived or reimbursed amounts mentioned above, plus any recouped organizational expenses, do not exceed the stated expense limitations. As of June 30, 2010, $343,637 in organizational expenses are subject to recoupment under the Expense Limitation Agreement.

Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a plan of distribution (the “Plan”) with Grand Distribution Services, LLC which permits the Fund to pay for certain expenses associated with the distribution of its shares and for services provided to its shareholders. Under the Plan, the Fund may pay expenses pursuant to the distribution plan equal to a maximum of 0.25% of the average daily net assets of the Fund. During the period ended June 30, 2010, the Fund incurred distribution expenses of $26,449.

5. Administration Agreements

The Fund has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (“UMBFS”). Under the terms of the Agreement, UMBFS provides non-investment-related administrative services for the Fund. UMBFS supervises the preparation of tax returns, reports to shareholders, reports to and submits filings with the SEC and state securities commissions, calculates the daily net asset value per share and maintains the financial books of the Fund. The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.10% on the first $250 million in net assets, 0.075% on the next $250 million in net assets, 0.05% on the following $250 million in net assets and 0.03% on assets over $750 million or a minimum fee of $55,000, whichever is greater for the services provided by UMBFS. For the period beginning October 1, 2009, a minimum fee of $55,000 was applied.  In addition, the Fund reimburses UMBFS certain out-of-pocket expenses incurred by UMBFS in obtaining valuations of such Fund’s portfolio securities and other expenses.

6. Beneficial ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of June 30, 2010, Jasco & Co., for the benefit of its customers, owned 81% of the Fund and as such may be deemed to control the Fund. Jasco & Co. is an affiliate of the Adviser.

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7. Federal Income tax Information

Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. As of December 31, 2009, the Fund had $25,381 of post-October losses which are deferred until January 1, 2010 for tax purposes.

As of December 31, 2009, the Fund had a capital loss carryover of $3,049,570, of which $226,739 expires in 2015, $1,843,566 expires in 2016 and $979,265 expires in 2017.

At June 30, 2010, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$19,826,908
Gross Unrealized Appreciation	$2,003,978
Gross Unrealized Depreciation	(1,798,790)
Net Unrealized Appreciation/(Depreciation)	$205,188

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$–
Undistributed long-term gains	–
Tax accumulated earnings	–
Accumulated capital and other losses	$(3,074,951)
Unrealized appreciation on investments	2,770,960
Total accumulated earnings/(deficit)	$(303,991)

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$–	$183,954
Long-term capital gains	–	–
Return of Capital	37,693	–
Total Distributions	$37,693	$183,954

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8. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

9. Subsequent Event Disclosure

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

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Additional Information (Unaudited)

Proxy Voting Policies and Procedures

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (toll-free) 1-877-420-4440 and request a Statement of Additional Information which contains this description. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling (toll-free) 1.877.420.4440 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the website of the Securities and Exchange Commission at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Stewart
CAPITAL

877.420.4440
www.stewartcap.com

This material must be preceded or accompanied by a current Stewart Capital Mutual Funds prospectus.

Stewart Capital Mutual Funds are distributed by Grand Distribution Services, LLC.

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under Item I of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

(a)
The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected or are reasonably likely to materially affect Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)	Code of Ethics. Not applicable for semi-annual reports.

(b)	Certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stewart Capital Mutual Funds

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
September 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
September 8, 2010

/s/ Timothy P. McKee
Timothy P. McKee
Principal Financial Officer
September 8, 2010